UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2019

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2019, Samuel Zales, the Chief Operating Officer of CarGurus, Inc. (the “Company”), was appointed by the Company’s Board of Directors (the “Board”) as President and Chief Operating Officer. Mr. Zales, who joined the Company in 2014 and has served as Chief Operating Officer since 2017, assumes the role of President from Langley Steinert, the Company’s founder, Chief Executive Officer and Chairman, who transitioned away from the role as President on February 13, 2019 but will continue in his other roles.

The Company’s disclosures regarding Mr. Zales in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2018, under the headings “Board of Directors and Management—Executive Officers Who Are Not Directors” and “Executive and Director Compensation and Related Matters—Executive Employment Arrangements”, are incorporated by reference herein. There have been no changes to Mr. Zales’ compensatory plans or arrangements in connection with his appointment described herein.

Item 7.01.	Regulation FD Disclosure.

On February 13, 2019, the Company issued a press release announcing Mr. Zales’ appointment as the Company’s President and Chief Operating Officer as well as other changes to the Company’s management. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the press release attached hereto as Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of CarGurus, Inc. dated February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2019	CARGURUS, INC.

/s/ Kathleen B. Patton
Name: Kathleen B. Patton
Title: General Counsel and Secretary